SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2004

LaBRANCHE & CO INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15251	13-4064735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Exchange Plaza, New York, New York, 10006		10006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 425-1144

Not Applicable
(Former name or former address, if changed since last report)

Item 5.            Other Events and Required FD Disclosure.

Attached as Exhibit 99.1 is the press release issued by the New York Stock Exchange, Inc. (the “NYSE”) and the Securities and Exchange Commission (the “SEC”) on March 30, 2004 in which they jointly announced the execution of a definitive agreement settling the NYSE and SEC investigations of LaBranche & Co. LLC’s NYSE specialist trading activity during the five-year period from 1999 to 2003.  The terms of this final settlement agreement are consistent with those described in our press release issued on February 18, 2004.  We hereby disclaim responsibility for any information in the attached release that does not relate to us.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Financial Statements of Business Acquired.

None.

(b)           Pro Forma Financial Information.

None.

(c)           Exhibits

99.1         Press release issued by the New York Stock Exchange, Inc. and the Securities and Exchange Commission on March 30, 2004.

All other Items of this report are inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LaBranche & Co Inc.

Date: March 31, 2004	By:	/s/ Harvey S. Traison
Name: Harvey S. Traison
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by the New York Stock Exchange, Inc. and the Securities and Exchange Commission on March 30, 2004.